UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12

SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

[The following is a post made to the Company’s social media pages on Twitter, Facebook, Instagram and LinkedIn on May 22, 2024]

LAST DAY TO VOTE! Participate in our Annual Meeting of Shareholders. Go to www.proxyvote.com or call 1-800-690-6903 (have your proxy card available) to vote. If you do NOT have your proxy card available, call our proxy solicitor, Alliance Advisors at 1-833-782-7145.